                                                                   Exhibit 10-15


                                                                  EXECUTION COPY





                          REGISTRATION RIGHTS AGREEMENT

                                     Between

                                 ActivCard S.A.

                                       and

                             SUN MICROSYSTEMS, INC.


                          Dated as of February 3, 2000

                                TABLE OF CONTENTS


                                                                                               PAGE

SECTION 1.  Definitions ..........................................................................1
SECTION 2.  Notice of Proposed Transfer ..........................................................2
SECTION 3.  Piggyback Registration ...............................................................3
SECTION 4.  Registrations of Form F-3 or S-3 .................................................... 4
SECTION 5.  Holdback Agreement ...................................................................5
SECTION 6.  Preparation and Filing ...............................................................6
SECTION 7.  Expenses .............................................................................9
SECTION 8.  Indemnification ......................................................................9
SECTION 9.  Underwriting Agreement ..............................................................12
SECTION 10. Information by Holders of Registrable Shares ........................................12
SECTION 11. Exchange Act Compliance .............................................................12
SECTION 12. No-Action Letter or Opinion of Counsel in Lieu of Registration.......................12
SECTION 13. Termination .........................................................................13
SECTION 14. Successors and Assigns ..............................................................13
SECTION 15. Assignment ..........................................................................13
SECTION 16. Entire Agreement ....................................................................13
SECTION 17. Notices .............................................................................14
SECTION 18. Modifications; Amendments; Waivers ..................................................15
SECTION 19. Counterparts; Facsimile Signatures ..................................................15
SECTION 20. Headings ............................................................................15
SECTION 21. Severability; Governing Law .........................................................15
SECTION 22. Survival ............................................................................16


                  REGISTRATION RIGHTS AGREEMENT, dated as of February 3, 2000 (this "AGREEMENT"), between ActivCard S.A., a French SOCIETE ANONYME ("ACTIVCARD"), and Sun Microsystems, Inc., a Delaware corporation ("SUN MICROSYSTEMS").


                                 R E C I T A L S

                  WHEREAS, pursuant to a stock purchase agreement dated the date hereof (the "STOCK PURCHASE AGREEMENT"), Sun Microsystems has agreed to purchase 582,750 newly issued Ordinary Shares (as defined below) from ActivCard;

                  WHEREAS, the execution of this Agreement is a condition to the purchase of the Ordinary Shares by Sun Microsystems pursuant to the Stock Purchase Agreement;

                  NOW, THEREFORE, the parties hereby agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" means the U.S. Securities and Exchange Commission or any successor agency.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "ORDINARY SHARES" means the ordinary shares, FF 6.25 nominal value per share, of ActivCard.

                  "OTHER SHARES" means at any time those Ordinary Shares which do not constitute Primary Shares or Registrable Shares.

                  "PERSON" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

                  "PRIMARY SHARES" means at any time the authorized but unissued Ordinary Shares and Ordinary Shares held by ActivCard in its treasury.

                  "REGISTRATION DATE" means the date upon which a registration statement pursuant to which ActivCard shall have initially registered Ordinary Shares under the Securities Act for sale to the public shall have been declared effective.

                  "REGISTRABLE SHARES" means the Ordinary Shares issued to Sun Microsystems pursuant to the Stock Purchase Agreement and any securities issued with respect to such Ordinary Shares pursuant to any stock split, stock dividend, recapitalization, substitution or other similar transaction. For purposes of this Agreement, any Registrable Shares shall cease to be Registrable Shares (i) when they have been registered under the Securities Act (the registration statement in connection therewith has been declared effective) and disposed of pursuant to such effective registration statement, (ii) when they are sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned, (iii) when they have been sold or distributed pursuant to Rule 144 (including, without limitation, Rule 144(k)) or
(iv) on the last day of any three-month period within which they may be sold or distributed without registration pursuant to Rule 144.

                   "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "STOCK PURCHASE AGREEMENT" has the meaning set forth in the recitals to this Agreement.

                  SECTION 2. NOTICE OF PROPOSED TRANSFER.

                  Prior to any proposed transfer of any Registrable Shares (other than under the circumstances described in Sections 3 or 4 hereof), the holder thereof shall have given written notice to ActivCard of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by ActivCard, shall be accompanied by an opinion of counsel satisfactory to ActivCard to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such Registrable Shares shall be entitled to transfer such Registrable Shares in accordance with the terms of its notice. Additionally, all such transfers shall be made pursuant to the Letter Agreement the date hereof among Paribas, ActivCard and Sun Microsystems, or any other similar letter agreement required to be entered into by subsequent holders of the Registrable Shares. Sun Microsystems' compliance with Section 3.5 of the Stock Purchase Agreement shall be deemed to be compliance with the notice requirements of this Section 2.

                  SECTION 3. PIGGYBACK REGISTRATION.



                  (a) If ActivCard at any time proposes for any reason to register Ordinary Shares under the Securities Act (other than a registration relating to the initial public offering of Ordinary Shares by Activcard (including Ordinary Shares in the form of American Depositary Shares) in the United States, a registration relating solely to employee benefit plans, or a registration on registration statement Form F-4, Form S-4 or any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, in each case, promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the holders of Registrable Shares of its intention to so register such Ordinary Shares at least 30 days before the initial filing of such registration statement. Upon the written request of the holders of Registrable Shares to include Registrable Shares in such registration (which request (i) must be delivered to ActivCard within 15 days after delivery by ActivCard of any notice pursuant to this Section 3(a), (ii) shall specify the number of Registrable Shares proposed to be included in such registration and (iii) shall state that such holders of Registrable Shares desire to sell such Registrable Shares in the public securities markets), ActivCard shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises ActivCard that the inclusion of all Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by ActivCard, then the number of Primary Shares, Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                  (i) first, the Primary Shares and any Ordinary Shares owned by Ken Fineman as of such date; and

                  (ii) second, the Registrable Shares and Other Shares requested to be included in such registration (or, if necessary, such Registrable Shares and Other Shares PRO RATA among the holders thereof based upon the aggregate number of Registrable Shares and Other Shares requested to be registered by each such holder).

                  (b) If the registration of which ActivCard gives notice is for an underwritten registered public offering, ActivCard shall so advise the holders as part of the written notice given pursuant to Section 3(a). In such event, the right of any holder to registration pursuant to this Section 3 shall be conditioned upon such holder's participation in such underwritten offering and the inclusion of such holder's Registrable Securities in the underwritten offering to the extent provided herein. All holders proposing to distribute Registrable Shares through such underwritten offering shall (together with ActivCard and the other shareholders distributing their securities through such underwritten offering) enter into an underwriting agreement in customary form with the underwriter selected by ActivCard. If any holder disapproves of the terms of any such underwritten offering, he may elect to withdraw therefrom by written notice to ActivCard


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

and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwritten offering shall be withdrawn from such registration.

                  (c) The number of requests permitted by the holders of Registrable Shares pursuant to this Section 3 shall be unlimited.

                  SECTION 4. REGISTRATIONS ON FORM F-3 OR S-3.

                  (a) At such time as ActivCard shall have qualified for the use of Form F-3 or Form S-3, as the case may be, promulgated under the Securities Act or any successor forms thereto, the holders of the Registrable Shares then outstanding shall have the right to request in writing that ActivCard effect the registration of Registrable Shares in the form of ADSs on Form F-3 or Form S-3, as the case may be, or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof and (ii) state the intended method of disposition of such Registrable Shares. ActivCard shall promptly use its best efforts to effect the registration under the Securities Act of such Registrable Shares which ActivCard has been so requested to register; PROVIDED, HOWEVER, that ActivCard shall be required to effect a registration pursuant to this
Section 4(a) only if the holders of not less than 70% of the Registrable Shares then outstanding shall have stated in writing a desire to sell at least 50% of the Registrable Shares held by them in a registration pursuant to this Section 4(a). If ActivCard determines to have the Registrable Shares distributed by means of an underwritten offering, ActivCard and the requesting holders shall enter into an underwriting agreement with a major bracket or nationally known underwriter.

                  (b) Anything contained in Section 4(a) to the contrary notwithstanding, ActivCard shall not be obligated to effect any registration under the Securities Act pursuant to Section 3(a) except in accordance with the following provisions:

                  (i) ActivCard shall not be obligated to use its best efforts to file and cause to become effective any registration statement during any period in which any other registration statement (other than on Form F-4 or Form S-4, as the case may be, or Form F-8 or Form S-8, as the case may be, promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares, Other Shares or Registrable Shares included pursuant to Section 2 are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days.

                  (ii) ActivCard may delay or suspend the filing or effectiveness of any registration statement for two periods of up to 60 days after the date of a request for registration pursuant to this
         Section 4 if at the time of such request (i) ActivCard is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or (ii) ActivCard reasonably determines that such registration and offering would interfere with any material transaction involving ActivCard, as approved by the Board of Directors, or if there exists at the time, material non-public information relating to ActivCard, which in the opinion of ActivCard, should not be disclosed or if the sale of shares thereunder would, in the opinion of ActivCard, be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to ActivCard; PROVIDED, HOWEVER, that ActivCard may only delay or suspend the filing or effectiveness of a registration statement pursuant to this Section 4(b)(ii) for a total of 120 days after the date of a request for registration pursuant to this Section 4; and PROVIDED, further, that ActivCard may only delay or suspend the filing or effectiveness of a registration statement pursuant to this Section 4(b)(ii) not more than once in any twelve (12) month period.

                  (iii)    With respect to any registration pursuant to this
         Section 4, ActivCard shall give notice of such registration to the holders of Registrable Shares who do not request registration hereunder. ActivCard shall include in such registration any Registrable Shares requested, within 10 days after ActivCard has given such notice, to be included by such holders and may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises ActivCard that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                           (A) first, the Registrable Shares and any Ordinary
                  Shares owned by Ken Fineman as of such date requested to be included in such registration (or, if necessary, such Registrable Shares and Ordinary Shares owned by Ken Fineman PRO RATA among the holders thereof based upon the aggregate number of Registrable Shares and Ordinary Shares owned by Ken Fineman requested to be registered by each such holder);

                           (B) second, the Other Shares requested to be
                  included in such registration (or, if necessary, such Other Shares PRO RATA among the holders thereof based upon the aggregate number of Other Shares requested to be registered by each such holder), and

                           (C) third, the Primary Shares.

                  (c) Two requests shall be permitted by the holders of Registrable Shares pursuant to this Section 4.

                  SECTION 5.   HOLDBACK AGREEMENT.

                  If ActivCard at any time shall register Ordinary Shares under the Securities Act


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

(including any registration pursuant to Sections 3 or 4 hereof) for sale to the public, Sun Microsystems shall not sell publicly or privately, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those Ordinary Shares included in such registration pursuant to Sections 3 or 4 hereof) without the prior written consent of ActivCard, for a period as shall be determined by the relevant managing underwriters, which period shall begin not more than 10 days prior to the initial filing of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement. Sun Microsystems shall be subject to the holdback restrictions of this Section 4 only once in any twelve-month period during the term of this Agreement.

                  SECTION 6. PREPARATION AND FILING.

                  (a) If and whenever ActivCard is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, ActivCard shall, as expeditiously as practicable:

                  (i) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier). ActivCard shall not be required to maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act;

                  (ii) furnish, at least five business days before filing a registration statement, to counsel designated by Sun Microsystems ("INVESTOR'S COUNSEL"), a copy of the registration statement proposed to be filed and the prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investor's Counsel in advance of the proposed filing by a period of time that is reasonable under the circumstances);

                  (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus relating thereto as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (iv) provide written notice to Investor's Counsel concerning (i) the receipt by ActivCard of any comments of the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the

         Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the receipt by ActivCard of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) the receipt by ActivCard of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the holders of the Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such holders' Registrable Shares; PROVIDED, HOWEVER, that ActivCard will not be required (i) to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (v),
         (ii) to provide any material undertaking or make any changes in its charter documents which the Board of Directors determines to be contrary to the best interests of ActivCard or (iii) to modify any of its contractual relationships then existing;

                  (vi) furnish to the holders of such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (vii) notify the holders of such Registrable Shares on a timely basis of the happening of any event as a result of which a prospectus included in the registration statement relating to such Registrable Shares, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holders, prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary to cause such prospectus, as so supplemented or amended, not to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (viii) subject to the execution of confidentiality agreements in form and substance satisfactory to ActivCard and upon reasonable notice and during normal business hours, make available for inspection by the holders of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement


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

         and any attorney, accountant or other agent retained by Sun Microsystems or the underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of ActivCard (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause ActivCard's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such registration statement. Notwithstanding the foregoing, any of the Information which ActivCard determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed to or by the Inspectors unless
         (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information is generally available to the public other than as a result of disclosure by the Inspectors; the holders of such Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to ActivCard and allow ActivCard, at ActivCard's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential; and the Inspectors shall use best efforts to maintain the confidentiality of all Information disclosed pursuant to this Section 6(a)(viii);

                  (ix) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form, at customary times and covering matters of the type customarily covered by cold comfort letters;

                  (x) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                  (xi) provide a transfer agent and registrar (which may be the same entity and which may be ActivCard) for such Registrable Shares;

                  (xii) list such Registrable Shares or American Depositary Shares representing such Registrable Shares, as the case may be, on any national securities exchange on which any Ordinary Shares or American Depositary Shares representing Ordinary Shares are listed;

                  (xiii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (xiv) subject to all the other provisions of this Agreement, use its reasonable best efforts to take all other steps necessary to effect such registration of such Registrable Shares contemplated hereby (including, without limitation, if the method of distribution is by means of an underwriting agreement in customary form).


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

                  (b) Each holder of the Registrable Shares, upon receipt of any notice from ActivCard of any event of the kind described in Section 6(a)(vii) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable
Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vii) hereof, and, if so directed by ActivCard, such holder shall deliver to ActivCard all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

                  SECTION 7. EXPENSES.

                  All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 7) incurred by ActivCard in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of ActivCard's counsel and accountants and reasonable fees and expenses (not to exceed U.S. $20,000) of the Investor's Counsel, shall be paid by ActivCard; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

                  SECTION 8. INDEMNIFICATION.

                  (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, ActivCard shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other Person acting directly on behalf of the holders of Registrable Shares in connection with the distribution thereof and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by ActivCard of the Securities Act or state securities or blue sky laws applicable to ActivCard and relating to action or inaction required of ActivCard in connection with such registration or qualification under such state securities or blue sky laws; and ActivCard shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other Person acting on behalf of the holders of Registrable Shares and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that ActivCard shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to ActivCard through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any holder of Registrable Shares, underwriter, broker or other Person acting on behalf of holders of Registrable Shares from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final prospectus had been made available to such holder of Registrable Shares, underwriter, broker or other Person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person, and the legal effect of delivery of such final prospectus would have been to eliminate the liability otherwise suffered or incurred by the Person asserting such loss, claim, damage, liability or expense.

                  (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless ActivCard, each director of ActivCard, each officer of ActivCard who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, if such untrue statement or allegedly untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to ActivCard or such underwriter by or on behalf of such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 8. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim or series of claims of all indemnified parties, it will not be obligated to pay the fees and expenses of more than one counsel with respect to all indemnified parties as to any claim or series of related claims. The indemnifying party may not settle any such claim without the consent of the indemnified party.

                  (d)      If the indemnification provided for in this
Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by PRO RATA allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

                  SECTION 9. UNDERWRITING AGREEMENT.

                  Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the holders of Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control; PROVIDED, HOWEVER, that any such agreement to which ActivCard is not a party shall not be binding upon ActivCard. No holder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holders' securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

                  SECTION 10. INFORMATION BY HOLDERS OF REGISTRABLE SHARES.

                  Each holder of Registrable Shares shall furnish to ActivCard such written information regarding such Person and the distribution proposed by such Person as ActivCard may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  SECTION 11. EXCHANGE ACT COMPLIANCE.

                  From the Registration Date or such earlier date as a registration statement filed by ActivCard pursuant to the Exchange Act relating to any class of ActivCard's securities shall have become effective, ActivCard shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. ActivCard shall cooperate with each holder of Registrable Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                  SECTION 12. NO-ACTION LETTER OR OPINION OF COUNSEL IN LIEU OF REGISTRATION.

                  Notwithstanding anything in this Agreement in the contrary, if at any time after the date of ActivCard's initial public offering of its securities under the Securities Act ActivCard shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without registration under the Securities Act, any holder disposes of Registrable Shares covered by any request for registration made under this Agreement in the manner in which such holder proposes to dispose of the Registrable Shares included in such request, or if in the opinion of counsel for ActivCard concurred in by counsel for such holder no registration under the Securities Act is required in connection with such disposition, the Registrable Shares included in such request shall not be eligible for registration under this Agreement; provided, however, with respect to any holder who may deemed to be an "affiliate," as that term is defined under Rule 144, if, notwithstanding the opinion of such counsel, the holder is unable to dispose of all the Registrable Shares included in his request in the manner in which such holder so proposes without registration, the Registrable Shares included in such request shall be eligible for registration under this Agreement.

                  SECTION 13. TERMINATION.

                  All registration rights granted under this Agreement shall terminate and be of no further force and effect upon the earlier of (i) two (2) years after the Registration Date and (ii) the date on which all of the Registrable Shares cease to be Registrable Shares hereunder.

                  SECTION 14. SUCCESSORS AND ASSIGNS.

                  This Agreement shall bind and inure to the benefit of ActivCard and Sun Microsystems and, subject to Section 15, their respective successors and assigns.

                  SECTION 15. ASSIGNMENT.

                  Sun Microsystems may assign its rights hereunder to any of its affiliates to which it transfers Registrable Shares; PROVIDED, HOWEVER, that such transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a holder of Registrable Shares whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such transferee had originally been a party hereto; and PROVIDED, FURTHER, that such transferee shall not be a competitor of ActivCard (as determined by the Board of Directors of ActivCard).

                  SECTION 16. ENTIRE AGREEMENT.

                  This Agreement, the Stock Purchase Agreement and the other writings referred to herein and therein or delivered pursuant hereto or thereto, contain the entire agreement among Sun Microsystems, ActivCard and any other parties to each of the foregoing with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

                  SECTION 17. NOTICES.

                  (a) All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to ActivCard, to:

                           ActivCard S.A.
                           6531 Dumbarton Circle
                           Fremont, CA  94555
                           Telephone: (510) 574-0100
                           Telecopy: (510) 574-0128
                           Attention: Jean-Gerard Galvez;

                           with a copy to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY 10022
                           Telephone: (212) 848-7620
                           Telecopy: (212) 848-7179
                           Attention: Richard B. Vilsoet;

                  (ii)     if to Sun Microsystems, to:

                           Sun Microsystems, Inc.
                           901 San Antonio Road
                           MS UMPK16-302
                           Palo Alto, California 94303
                           Telephone: (650) 786-5533
                           Facsimile: (650) 786-2581

                           Attention: Jonathan I. Schwartz;

                           with a copy to:

                           Sun Microsystems, Inc.
                           901 San Antonio Road
                           Palo Alto, California 94303
                           Telephone: (650) 960-1300
                           Facsimile: (650) 856-2114
                           Attention: General Counsel; and

                  (b) All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

                  SECTION 18. MODIFICATIONS; AMENDMENTS; WAIVERS.

                  The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed, in the case of an amendment or modification, by holders of more than 50% of the Registrable Shares that are entitled to registration rights hereunder, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  SECTION 19. COUNTERPARTS; FACSIMILE SIGNATURES.

                  This Agreement may be executed in any number of counterparts (including by telecopy), and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  SECTION 20. HEADINGS.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  SECTION 21. SEVERABILITY; GOVERNING LAW.

                  It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

                  SECTION 22. SURVIVAL.

                  The respective agreements, covenants, indemnities and other statements set forth in Section 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                     ActivCard S.A.



                                     By: /s/ JQ GALVEZ
                                        ----------------------------------------
                                     Name: JQ GLAVEZ
                                     Title: CE


                                     SUN MICROSYSTEMS, INC.


                                     By: /s/ JONATHON SCHWARTZ
                                        ----------------------------------------
                                     Name: JONATHON SCHWARTZ
                                     Title: VP